UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021 (March 12, 2021)

ALSET EHOME INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39732	83-1079861
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210
Bethesda, Maryland 20814
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (301) 971-3940

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	AEI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 18, 2021, Alset EHome International Inc., (the “Company”), filed a current report on Form 8-K (the “8-K”) with the United States Securities and Exchange Commission to disclose that on March 12, 2021, the Company consummated the acquisitions of (i) warrants (the “Warrants”) to purchase 1,500,000,000 shares of Alset International Limited (“Alset International”); (ii) 1,000,000 shares of LiquidValue Development PTE Ltd’s (“LVD”) common stock, constituting all of the issued and outstanding stock of LVD; (iii) 62,122,908 ordinary shares of True Partners Capital Holding Limited (“True Partner”); and (iv) 4,775,523 shares of American Pacific Bancorp, Inc.’s (“APB”) Class B common stock, representing 86.44% of the total issued and outstanding common stock of APB. The Company herein amends the 8-K by filing the form 8-K/A (the “Form 8-K/A”) to include the required audited financial statements of APB and unaudited combined pro forma financial statements for the years ended December 31, 2020 and 2019, giving effect to the four acquisitions set forth above as if the four acquisitions had occurred on January 1, 2020 and 2019, respectively.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of APB are included in this Form 8-K/A as Exhibit 99.1. The unaudited combined pro forma financial statements of the Company for the years ended December 31, 2020 and 2019 are included herein as Exhibit 99.2.

 (d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

Exhibit No	Description
23.1	Consent of Lo and Kwong C.P.A & Co.
99.1	Audited Financial Statements of American Pacific Bancorp, Inc. for the years ended December 31, 2020 and December 31, 2019
99.2	Unaudited Pro Forma Combined Financial Statements of Alset EHome International Inc. for the years ended December 31, 2020 and December 31 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET EHOME INTERNATIONAL INC.

Date: May 3, 2021	By:	/s/ Rongguo Wei
Name: Rongguo Wei
Title: Co-Chief Financial Officer